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                             SHAREHOLDERS AGREEMENT

                                     BETWEEN

                            TLC THE LASER CENTER INC.

                                       AND

                                A.R.M. GROUP INC.

                                       AND

                             1134445 ONTARIO LIMITED

                                       AND

                               VISION CORPORATION

                                   MADE AS OF

                                DECEMBER 12, 1995

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                             SHAREHOLDERS AGREEMENT

            THIS AGREEMENT made as of December 12, 1995;

B E T W E E N:

            TLC The Laser Center Inc., a corporation incorporated under the laws of the Province of Ontario
            (hereinafter referred to as "TLC")

                                                              OF THE FIRST PART,

                                     - and -

            A.R.M. Group Inc., a corporation incorporated under the laws of the Province of Ontario
            (hereinafter referred to as "ARM")

                                                             OF THE SECOND PART,

                                     - and -

            1134445 Ontario Limited, a corporation incorporated under the laws of the Province of Ontario
            (hereinafter referred to as "Ontario")

                                                              OF THE THIRD PART,

                                     - and -

            Vision Corporation, a corporation incorporated under the laws of the Province of Ontario
            (hereinafter referred to as the "Corporation")

                                                             OF THE FOURTH PART.

      WHEREAS the authorized capital of the Corporation consists of an unlimited number of common shares, of which 100 are issued and outstanding;

      AND WHEREAS at the date hereof all of the issued shares of the Corporation are beneficially owned by TLC, ARM, and Ontario as follows:
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                                      -2-


      SHAREHOLDERS              COMMON SHARES
      ------------              -------------

      TLC                       50

      ARM                       39.9

      ONTARIO                   10.1

      AND WHEREAS the Shareholders and the Corporation have agreed to enter into this Agreement as being in their respective best interests and for the purpose of providing for the operation of the Corporation;

      NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the mutual covenants and agreements herein contained the parties hereto agree as follows:

                          ARTICLE ONE - INTERPRETATION

1.1 Definitions

      In this Agreement, unless something in the subject matter or context is inconsistent therewith:

      (a) "Accountant" means the auditor or accountant, as the case may be, of the Corporation appointed from time to time;

      (b) "Agreement" means this agreement and all schedules attached hereto and all amendments made hereto and thereto by written agreement between the Shareholders and the Corporation;

      (c) "Business" means the development and maintenance of a computer software network for the eye care industry;

      (d) "Business Corporations Act" means the Business Corporations Act (Ontario), as now enacted or as the same may from time to time be amended, re-enacted or replaced;

      (e) Business Day" means a day other than a Saturday, Sunday or statutory holiday in Ontario;

      (f)   "Communication" has the meaning set out in Section 5.9;

      (g)   "Notice" has the meaning set out in Section 3.4(1);
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                                       -3-


      (h) "Offered Shares" has the respective meanings set out in Sections 3.4(1), 3.5(1) and 3.7(3).

      (i) "Offeree" and "Offerees" have the respective meanings set out in Sections 3.4(1), 3.5(1) and 3.7(3);

      (j) "Offeror" has the respective meanings set out in Sections 3.4(1), 3.5(1) and 3.7(3):

      (k)   "Permitted Transferee" has the meaning set out in Section 3.7(1);

      (l) "Shares" means the shams of the Corporation that the Shareholders at the date hereof or hereafter may beneficially own; and

      (m) "Shareholders" means TLC, ARM and Ontario, together with such other persons as may become parties to this Agreement, collectively and "Shareholder" means any one of such persons individually.

1.2 Sections and Headings

      The division of this Agreement into Articles and Sections and the insertion of headings are for the convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section or other portion hereof and include any agreement or instrument supplemental or ancillary hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Articles and Sections are to Articles and Sections of this Agreement.

1.3 Number

      Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations and vice versa.

1.4 Accounting Principles

      Wherever in this Agreement reference is made to "generally accepted accounting principles", such reference shall be deemed to be the generally accepted accounting principles from time to time approved by the Canadian Institute of Chartered Accountants, or any successor institute, applicable as at the date on which such calculation is made or required to be made in accordance with generally accepted accounting principles.
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                                       -4-


1.5 Not A Unanimous Shareholder Agreement

      This Agreement is not a unanimous shareholder agreement within the provisions of Section 108 of the Business Corporations Act (Ontario).

                            ARTICLE TWO - MANAGEMENT

2.1 Carrying our of the Agreement

      The Shareholders shall at all times carry out and cause the Corporation to carry out the provisions of this Agreement. The parties agree that the sole purpose of the Corporation is the Business and the Shareholders, Officers and Directors are free to engage in other computer software and computer network activities which are not to be considered competitive with, or opportunities that should be conducted by, or first offered to, the Corporation, even if there is an overlap in such activities.

2.2 Idem

      Each of Elias Vamvakas ("Vamvakas"), Stephen M. Caslick ("Caslick") and Ronald J. Kelly ("Kelly"), so long as they are directors of the Corporation and to the extent that they are permitted by law to bind themselves to do so, will act and vote as directors in order that the purpose, intent and provisions of this Agreement shall be carried out.

2.3 Idem

      The Corporation confirms its knowledge of this Agreement and will carry out and be bound by the provisions of this Agreement to the full extent that it has the capacity and power at law to do so.

2.4 Directors

      The board of directors of the Corporation shall consist of three (3) directors and Vamvakas, Caslick and Kelly shall be the directors of the Corporation unless, prior to the election or appointment of any other person as a director of the Corporation, all of the Shareholders have consented in writing to such person being elected or appointed and a copy of such consent has been filed with the Corporation.

2.5 Accountant

      Orenstein & Partners shall be appointed the accountant of the Corporation unless, prior to the appointment of any other person as accountant of the Corporation, all of the Shareholders
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                                       -5-


have consented in writing to such person being appointed and a copy of such consent has been filed with the Corporation.

2.6 Idem

      The Shareholders shall in each financial year of the Corporation consent to exempt the Corporation from the requirement to appoint an auditor of the Corporation pursuant to the provisions of the Business Corporations Act (Ontario).

2.7 Approval of Matters

      None of the following actions:

      (a)   any change in the articles or by-laws of the Corporation;

      (b)   any change in the authorized or issued capital of the Corporation;

      (c) the entering into of any agreement or the making of any offer or the granting of any right capable of becoming an agreement to allot or issue any shares of the Corporation;

      (d) any action which may lead to or result in a material change in the nature of the business of the Corporation;

      (e) the entering into of any agreement other than in the ordinary course of the Corporation's business;

      (f) the borrowing of any money, the giving of any security or the making or incurring of any single capital expenditure in excess of $5,000.00 or any capital expenditures which, in the aggregate, are in excess of $10,000.00 in any financial year of the Corporation;

      (g) the taking of any steps to wind-up or terminate the corporate existence of the Corporation;

      (h) the sale, lease, exchange or disposition of the entire undertaking or property or assets of the Corporation or any substantial part thereof;

      (i) the making of, directly or indirectly, loans or advances to, or the giving of security for or the guaranteeing of the debts of, any person;

      (j)   the declaration or payment of any dividend;
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                                      -6-


      (k) the taking, holding, subscribing for or agreeing to purchase or acquire shares in the capital of any body corporate;

      (l) the entering into of a partnership or of any arrangement for the sharing of profits, union of interests, joint venture or reciprocal concession with any person; and

      (m) the entering into of an amalgamation, merger or consolidation with any other body corporate;

shall be taken by the Corporation unless:

            (A) in the case of an action that by law requires the approval of the directors only:

                  (1)   at any meeting of directors:

                        (i) each of Vamvakas and Caslick give their approval to such action by resolution; or

                  (2) all of the directors consent to such action by an instrument or instruments in writing; and

            (B) in the case of an action that by law requires the approval of the shareholders:

                  (1) at any meeting of shareholders duly called for the purpose of considering the proposed action, at least 66 2/3% of the votes are cast in favour of the action; or

                  (2) all of the Shareholders consent to such action by an instrument or instruments in writing.

                      ARTICLE THREE - DEALING WITH SHARES

3.1 No Transfer of Shares

      Except as expressly provided for in this Article Three, the Shareholders shall not sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of or encumber their Shares or their rights under this Agreement without first complying with all of the provisions of this Agreement unless, prior to the disposition or encumbrance of their Shares, all of the Shareholders have consented in writing to such disposition or encumbrance.
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                                       -7-


3.2 Endorsement on Certificates

      Share certificates of the Corporation shall bear the following language either as an endorsement or on the face thereof:

      "The shares represented by this certificate are subject to all the terms and conditions of an agreement made as of December 12, 1995, a copy of which is on file at the registered office of the Corporation."

3.3 Issue of Additional Shares

      If any additional shares of the Corporation are to be issued from treasury, the Corporation shall first offer such shares to the Shareholders by notice given to them of the Corporation's intention to issue additional shares and the number and class thereof to be so issued. The Shareholders shall have the right to purchase the shares so offered pro rata based upon the number of Shares beneficially owned by the Shareholders at the date notice is given of such offer. The Shareholders shall have 20 Business Days from the date such notice is given in which to take up and pay for all or any of the shares so offered. The shares that have not been taken up and paid for within the said 20 Business Days shall be offered again by the Corporation by notice given to those Shareholders who elected to take up and pay for all of the shares initially offered to them, and each of such Shareholders shall have the right to purchase the shares so offered pro rata based upon the number of Shares beneficially owned by the Shareholders at the date notice is given of such subsequent offer. Such Shareholders shall have 20 Business Days from the date such subsequent notice is given in which to take up and pay for all or any of the shares so offered, and so on from time to time until all the shares have been taken up or until all of the Shareholders have refused to take up any more, in which latter event the shares not so taken up may be issued to such persons as the directors in their discretion determine, provided that such persons agree to be bound by this Agreement and to become parties hereto.

3.4 Sale of Shares

      (1) Any Shareholder (hereinafter in this Section 3.4 referred to as the "Offeror") who desires to sell all or any of his Shares shall give notice of such proposed sale (hereinafter in this Section 3.4 referred to as the "Notice") to the Corporation and to the other Shareholders, and shall set out in the Notice the number of his Shares that he desires to sell (hereinafter in this Section 3.4 referred to as the "Offered Shares").

      (2) Upon the Notice being given, the other Shareholders (hereinafter in this Section 3.4 sometimes collectively referred to "Offerees" and sometimes individually referred to as an "Offeree") shall have the right to purchase all, but not less than all, of the Offered Shares. The Offerees shall be entitled to purchase the Offered Shares pro rata based upon the number of
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                                       -8-


Shares beneficially owned by the Offerees or to purchase in such proportion as the Offerees may agree in writing, at the price to be determined in accordance with the provisions of Section 3.4(3).

      (3) The price of the Offered Shares shall be the fair value of such Shares as determined by the Accountant in accordance with generally accepted accounting principles as at the end of the fiscal quarter of the Corporation immediately preceding the fiscal quarter in which the Notice was given. Such determination shall be made in writing and given to all of the Shareholders and to the Corporation within 20 Business Days of the giving of Notice or as soon thereafter as may be reasonably possible.

      (4) For the purpose of determining such fair value, the Accountant may appoint, at the expense of the Corporation, an independent valuer or appraiser to assist the Accountant in such determination. The report of the Accountant, when delivered to the Shareholders and to the Corporation, shall be conclusive and binding upon all parties.

      (5) Within 10 Business Days of having been given the Accountant's report of the fair value of the Offered Shares, each Offeree who desires to purchase all of the Offered Shares that he is entitled to purchase in accordance with the provisions of Section 3.4(2) shall give notice to the Offeror, to the Corporation and to the other Offerees. If any Offeree does not give such notice, the Offered Shares that he had been entitled to purchase (hereinafter in this Section 3.4(5) referred to as the "Rejected Shares") may instead be purchased by the Offerees who did give such notice, pro rata based upon the number of Shares beneficially owned by such Offerees as between themselves or in such other proportion as such Offerees may agree in writing, and, within five Business Days of the expiry of the 10 Business Day period specified in this Section 3.4(5), each Offeree who desires to purchase all of the Rejected Shares that he is entitled to purchase in accordance with the provisions of this Section 3.4(5) shall give an additional notice to the Offeror, to the Corporation and to the other Offerees. If any Offeree entitled to give the said additional notice does not do so, the Rejected Shares that he had been entitled to purchase may instead be purchased by the Offerees who did give such notice, and so on from time to time until the Offerees are willing to purchase all of the Offered Shares or until they are not willing to purchase any more. If the Offerees are willing to purchase all, but not less than all, of the Offered Shares, the transaction of purchase and sale shall be completed within 20 Business Days of the expiry of the 10 Business Day period or five Business Day periods, as the case may be, specified in this Section 3.4(5). The transaction shall be completed at the Corporation's registered office where delivery of the Offered Shares shall be made by the Offeror with good tide, free and clear of all liens, charges and encumbrances, against payment by certified cheque by the Offerees.

      (6) if the Offeror makes default in transferring the Offered Shares to the Offerees as provided for in this Section 3.4, the President of the Corporation is authorized and directed to receive the purchase money and to thereupon cause the names of the Offerees to be entered in
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                                       -9-


the registers of the Corporation as the holders of the Shares purchasable by them. The said purchase money shall be held in trust by the Corporation on behalf of the Offeror and not commingled with the Corporation's assets, except that any interest accruing thereon shall be for the account of the Corporation. The receipt by the Secretary of the Corporation for the purchase money shall be a good discharge to the Offerees and, after their names have been entered in the registers of the Corporation in exercise of the aforesaid power, the validity of the proceedings shall not be subject to question by any person. On such registration, the Offeror shall cease to have any right to or in respect of the Offered Shares except the right to receive, without interest, the purchase price received by the Secretary of the Corporation.

      (7) If the Offerees do not give notice in accordance with the provisions of Section 3.4(5) that they are willing to purchase all of the Offered Shares, the rights of the Offerees, subject as hereinafter provided, to purchase the Offered Shares shall forthwith cease and determine and the Offeror may sell the Offered Shares to any person within four months after the expiry of the 10 Business Day period or five Business Day periods, as the case may be, specified in Section 3.4(5), for a price not less than the price that would have been payable by the Offerees and on other terms no more favourable to such person than those that would have been applicable had the Offerees agreed to purchase the Offered Shares in accordance with the provisions of this Section 3.4, provided that the person to whom his Shares are to be sold agrees prior to such transaction to be bound by this Agreement and to become a party hereto in place of the Offeror with respect to the Offered Shares. If the Offered Shares are not sold within such four month period on such terms, the rights of the Offerees pursuant to this Section 3.4 shall again take effect and so on from time to time.

3.5 Insolvency of a Shareholder

      (1) If any Shareholder makes an assignment for the benefit of creditors or is the subject of any proceedings under any bankruptcy or insolvency law or, takes steps to wind-up or terminate its corporate existence (hereinafter in this Section referred to as the "Offeror"), the other Shareholders (hereinafter in this Section 3.5 sometimes collectively referred to as the "Offerees" and sometimes individually referred to as an "Offeree") shall have the right to purchase all, but nor less than all, of the Shares beneficially owned by the Offeror (hereinafter in this Section 3.5 referred to as the "Offered Shares").

      (2) The Offerees shall be entitled to purchase the Offered Shares pro rata based upon the number of Shares beneficially owned by the Offerees or to purchase in such other proportion as the Offerees may agree in writing, at the price to be determined in accordance with the provisions of Section 3.5(3).

      (3) The price of the Offered Shares shall be the fair value of such Shares as determined by the Accountant in accordance with generally accepted accounting principles as at the end of the fiscal quarter of the Corporation immediately preceding the fiscal quarter in which the event
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                                      -10-


referred to in Section 3.5(1) occurred. Such determination shall be made in writing and given to all of the Shareholders and to the Corporation within 20 Business Days of the date of the event referred to in Section 3.5(1) or as soon thereafter as may be reasonably possible.

      (4) Within 10 Business Days of having been given the Accountant's report of the fair value of the Offered Shares, each Offeree who desires to purchase all of the Offered Shares that he is entitled to purchase in accordance with the provisions of Section 3.5(2) shall give notice to the Offeror, to the Corporation and to the other Offerees. If any Offeree does not give such notice, the Offered Shares that he had been entitled to purchase (hereinafter in this Section 3.5(5) referred to as the "Rejected Shares") may instead be purchased by the Offerees who did give such notice, pro rata based upon the number of Shares beneficially owned by such Offerees as between themselves or in such other proportion as such Offerees may agree in writing, and, within five business Days of the expiry of the 10 Business Day period specified in this Section 3.5(5), each Offeree who desires to purchase all of the Rejected Shares that he is entitled to purchase in accordance with the provisions of this Section 3.5(5) shall give an additional notice to the Offerer, to the Corporation and to the other Offerees. If any Offeree entitled to give the said additional notice does not do so, the Rejected Shares that he had been entitled to purchase may instead be purchased by the Offerees who did give such notice, and so on from time to time until the Offerees are willing to purchase all of the Offered Shares or until they are not willing to purchase any more. If the Offerees are willing to purchase all, but not less than all, of the Offered Shares, the transaction of purchase and sale shall be completed within 20 Business Days of the expiry of the 10 Business Day period or five Business Day periods, as the case may be, specified in this Section 3.5(5). The transaction shall be completed at the Corporation's registered office where delivery of the Offered Shares shall be made by the Offeror with good title, free and clear of all liens, charges and encumbrances, against payment by certified cheque by the Offerees.

      (5) If the Offeror makes default in transferring the Offered Shares to the Offerees as provided for in this Section 3.5, the Secretary of the Corporation is authorized and directed to receive the purchase money and to thereupon cause the names of the Offerees to be entered in the registers of the Corporation as the holders of the Shares purchasable by them. The said purchase money shall be held in trust by the Corporation on behalf of the Offerer and not commingled with the Corporation's assets, except that any interest accruing thereon shall be for the account of the Corporation. The receipt by the Secretary of the Corporation for the purchase money shall be a good discharge to the Offerees and, after their names have been entered in the registers of the Corporation in exercise of the aforesaid power, the validity of the proceedings shall not be subject to question by any person. On such registration, the Offeror shall cease to have any right to or with respect of the Offered Shares except the right to receive, without interest, the purchase price received by the Secretary of the Corporation.

      (6) If the Offerees do not give notice in accordance with the provisions of Section 3.5(5) that they are willing to purchase all of the Offered Shares, the rights of the Offerees, subject as hereinafter provided, to purchase the Offered Shares shall forthwith cease and determine and the Offeror may sell the Offered Shares to any person within four months after the expiry of the 10 Business Day period or five Business Day periods, as the case may be, specified in Section 3.5(5), for a price not less than the price that would have been payable by the Offerees and on other terms no wore favourable to such person than those that would have been applicable had the Offerees agreed to purchase the Offered Shares in accordance with the provisions of this Section 3.5, provided that the person to whom his Shares are to be sold agrees prior to such transaction to be bound by this Agreement and to become a party hereto in place of the Offeror with respect to the Offered Shares. If the Offered Shares are not sold within such four month period on such terms, the rights of the Offerees pursuant to this Section 3.5 shall again take effect and so on from time to time.

3.6 Control of TLC, ARM or Ontario

      If the control of either party, as determined by reference to the provisions of the Business Corporations Act (Ontario), changes, the other Shareholders shall have the right to purchase all, but not less than all, of the Shares beneficially owned by such party, in the proportions and for the price and upon the terms and conditions determined in accordance with the provisions contained in Section 3.4 mutatis mutandis.

3.7 Shareholder Controlled Company

      (1) Notwithstanding any other provision of this Agreement, each Shareholder shall be entitled after giving notice to the other Shareholders and to the Corporation to sell, transfer and assign all, but not less than all, of the Shares beneficially owned by him to a corporation (hereinafter referred to as the "Permitted Transferee"), provided that, in the case of a Shareholder who is an individual, the only other shareholders of the Permitted Transferee are:

            (i) corporations of which the Members of the Immediate Family of the Shareholder are at all times the legal and beneficial owners of shares carrying at least 51% of the issued and outstanding voting rights of such corporations, which shares are sufficient, if exercised, to elect a majority of the board of directors of such corporations; or

            (ii) trusts the sole beneficiaries of which are the Members of the Immediate Family of the Shareholder;

and that, in the case of a Shareholder that is a corporation, the only other shareholders of the Permitted Transferee are affiliates, as determined by the provisions of the Business Corporations Act (Ontario), of such Shareholder and, in either case, the Permitted Transferee has entered into an agreement prior to such transaction not to sell, transfer or assign such Shares except to another corporation controlled, as determined by the provisions of the Business Corporations Act (Ontario), by the Shareholder from whom it acquired the Shares and to become a party hereto.

      (2) Notwithstanding the completion of any sale of the Shares by a Shareholder to a Permitted Transferee pursuant to Section 3.7(1), that Shareholder shall:

            (i) not sell, transfer, assign, pledge, charge or in any way dispose of or encumber his shares of the Permitted Transferee;

            (ii) continue to be bound by all the obligations hereunder as if he continued to be a Shareholder of the Corporation and perform such obligations to the extent that the Permitted Transferee fails to do so; and

            (iii) at all times be the legal and beneficial owner of shares carrying at least 51% of the issued and outstanding voting rights of the Permitted Transferee, which shares shall be sufficient, if exercised, to elect a majority of the board of directors of the Permitted Transferee.

      (3) If any Shareholder who has sold, transferred, or assigned his Shares to a Permitted Transferee pursuant to the provisions of Section 3.7(1) fails to comply with any of the provisions of Section 3.7(2), the other Shareholders (hereinafter in this Section 3.7 sometimes collectively referred to as the "Offerees" and sometimes individually referred to as an "Offeree") shall have the right to purchase all, but not less than all, of the Shares owned by the Permitted Transferee (such Shares hereinafter in this Section 3.7 referred to as the "Offered Shares" and such Permitted Transferee hereinafter in this Section
3.7 referred to as the "Offeror").

      (4) The Offerees shall have the right to purchase the Offered Shares pro rata based upon the number of Shares beneficially owned by the Offerees or to purchase in such other proportion as the Offerees may agree in writing, at the price to be determined in accordance with the provisions of Section 3.5(5).

      (5) The price of the Offered Shares shall be the lower of the fair value and the book value of such Shares as determined by the Accountant in accordance with generally accepted accounting principles as at the end of the fiscal quarter immediately preceding the fiscal quarter in which the event referred to in Section 3.4(3) occurred. Such determination shall be made in writing and given to all of the Shareholders and to the Corporation within 20 Business Days of the date of the event referred to in Section 3.4(3) or as soon thereafter as may be reasonably possible.

      (6) Within 10 Business Days of having been given the Accountant's report of the fair value or book value of the Offered Shares, each Offeree who desires to purchase all of the Offered Shares that he is entitled to purchase in accordance with the provisions of Section 3.4(3) shall give notice to the Offeror, to the Corporation and to the other Offerees. If any Offeree does not give such notice, the Offered Shares that he had been entitled to purchase (hereinafter in this Section 3.7(6) referred to as the "Rejected Shares") may instead be purchased by the Offerees who did give such notice, pro rata based upon the number of Shares beneficially owned by such Offerees as between themselves or in such other proportion as such Offerees may agree in writing, and, within five Business Days of the expiry of the 10 Business Day period specified in this Section 3.7(6), each Offeree who desires to purchase all of the Rejected Shares that he is entitled to purchase in accordance with the provisions of this Section 3.7(6) shall give an additional notice to the Offeror, to the Corporation and to the other Offerees. If any Offeree entitled to give the said additional notice does not do so, the Rejected Shares that he had been entitled to purchase may instead be purchased by the Offerees who did give such notice, and so on from time to time until the Offerees are willing to purchase all of the Offered Shares or until they are not willing to purchase any more. If the Offerees are willing to purchase all, but not less than all, of the Offered Shares, the transaction of purchase and sale shall be completed within 20 Business Days of the expiry of the 10 Business Day period or five Business Day periods, as the case may be, specified in this
Section 3.7(6). The transaction shall be completed at the Corporation's registered office where delivery of the Offered Shares shall be made by the Offeror with good title, free and clear of all liens, charges and encumbrances, against payment by certified cheque by the Offerees.

      (7) If the Offeror makes default in transferring the Offered Shares to the Offerees as provided for in this Section 3.7, the Secretary of the Corporation is authorized and directed to receive the purchase money and to thereupon cause the names of the Offerees to be entered in the registers of the Corporation as the holders of the Shares purchasable by them. The said purchase money shall be held in trust by the Corporation on behalf of the Offeror and not commingled with the Corporation's assets, except that any interest accruing thereon shall be for the account of the Corporation. The receipt by the Secretary of the Corporation for the purchase money shall be a good discharge to the Offerees and, after their names have been entered in the registers of the Corporation in exercise of the aforesaid power, the validity of the proceedings shall not be subject to question by any person. On such registration, the Offerer shall cease to have any right to or in respect of the Offered Shares except the right to receive, without interest, the purchase price received by the Secretary of the Corporation.

3.8 Pledge of Shares

      Any Shareholder may pledge, charge, mortgage or otherwise specifically encumber his Shares to a bank or other financial institution for the purpose of securing any borrowings by such Shareholder, provided that such bank or financial institution acknowledges to the parties to this Agreement in writing that the pledge, charge, mortgage or encumbrance of such Shares shall at all times be subject to all the terms and conditions of this Agreement, including the prohibition against pledging, charging or mortgaging or otherwise encumbering such Shares contained in Section 3.1 except as permitted pursuant to this Section 3.8.

3.9 Exclusivity of Sections

      Each of Sections 3.4, 3.4, 3.6 and 3.7 are exclusive and the provisions thereof may only be relied upon by any party hereto if the provisions of one of the other of such Sections are not at the same time being relied upon by the same or another party hereto.

                             ARTICLE FOUR - GENERAL

4.1. Non-Competition

      (1) None of the Shareholders will, without the prior written consent of the other Shareholders, at any time while it is a shareholder of the Corporation and for a period of 2 years, individually or in partnership or jointly or in conjunction with any person as principal, agent, employee, shareholder (other than a holding of shares listed on a Canadian or United Stares stock exchange that does not exceed 5% of the outstanding shares so listed) or in any other manner whatsoever carry on or be engaged in or be concerned with or interested in or advise, lend money to, guarantee the debts or obligations of or permit his name or any part thereof to be used or employed by any person engaged in or concerned with or interested in within the United States or Canada any business similar to or competitive with the Business.

      (2) Each of the Shareholders confirms that all restrictions in Section 4.1 are reasonable and valid and all defences to the strict enforcement thereof are waived by each Shareholder.

4.2 Benefit of the Agreement

      This Agreement shall enure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto.

4.3 Entire Agreement

      This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and cancels and supersedes any prior understandings and agreements between the parties hereto with respect thereto. There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the parties other than as expressly set forth in this Agreement.

4.4 Amendments and Waivers

      No amendment to this Agreement shall be valid or binding unless set forth in writing and duly executed by all of the parties hereto. No waiver of any breach of any provision of this Agreement shall be effective or binding unless made in writing and signed by the party purporting to give the same and, unless otherwise provided in the written waiver, shall be limited to the specific breach waived.

4.5 Assignment

      Except as may be expressly provided in this Agreement, none of the parties hereto may assign his rights or obligations under this Agreement without the prior written consent of all of the other parties hereto.

4.6 Termination

      This Agreement shall terminate upon:

      (a)   the written agreement of all of the Shareholders;

      (b) the dissolution or bankruptcy of the Corporation or the making by the Corporation of an assignment under the provisions of the Bankruptcy and Insolvency Act; or

      (c)   one Shareholder becoming the beneficial owner of all of the Shares.

4.7 Severability

      If any provision of this Agreement is determined to be invalid or unenforceable in whole or in part, such invalidity or unenforceability shall attach only to such provision or part thereof and the remaining part of such provision and all other provisions hereof shall continue in full force and effect.

4.8 Notices

      Any demand, notice or other communication (hereinafter in this Section 4 referred to as a "Communication") to be given in connection with this Agreement shall be given in writing and may be given by personal delivery, by registered mail or by transmittal by telex addressed to the recipient as follows:

      To: TLC

          206 Laird Drive
          Suite 100
          Toronto, Ontario
          M4G 3W4
          Attention: Elias Vamvakas
          Fax No.: (416) 467-6882

      To: ARM

          4149 Catherine Street East
          Dorchester, Ontario
          N0L 1G0

          Attention: Stephen M. Caslick
          Fax No.: (519) 268-3506

      To: Ontario

          680 Waterloo Street
          London, Ontario
          N6A 3V8

          Attention: Ronald J. Kelly
          Fax No.: (519) 672-9296

      To: Corporation

          200 Queens Avenue
          London, Ontario
          N6A 1J3

          Attention: Stephen M. Caslick

or such other address, telex number or individual as may be designated by notice by any party to the other. Any Communication given by personal delivery shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered mail, on the 5th Business Day following the deposit thereof in the mail and, if given by telex, on the day of transmittal thereof. If the party giving any Communication knows or ought reasonably to know of any difficulties with the postal system which might affect the delivery of mail, any such Communication shall not be mailed but shall be given by personal delivery or by telex.

4.9 Governing Law

      This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

      IN WITNESS WHEREOF the parties have executed this Agreement.


                                       TLC THE LASER CENTER INC.

                                       Per: /s/ [ILLEGIBLE]
                                            ------------------------------------


                                       A.R.M. GROUP INC.

                                       Per: /s/ [ILLEGIBLE]
                                            ------------------------------------


                                       1134445 ONTARIO LIMITED

                                       Per: /s/ [ILLEGIBLE]
                                            ------------------------------------


                                       VISION CORPORATION

                                       Per: /s/ R. J. Kelly
                                            ------------------------------------